EXHIBIT 10.15

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is made as of April 2, 2003, by and among STERIS CORPORATION, an Ohio corporation (“Borrower”), the lending institutions parties to the Credit Agreement, as hereinafter defined (“Lenders”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (“Agent”).

RECITALS:

A.    Borrower, Agent and the Lenders are parties to the Credit Agreement, dated as of March 28, 2002 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).

B.    Borrower, Agent and the Lenders desire to further amend the Credit Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable considerations, Borrower, Agent and the Lenders agree as follows:

Section 1.    Definitions.    Each capitalized term used herein shall be defined in accordance with the Credit Agreement.

Section 2.    New Definition.    Section 1.01 of the Credit Agreement is hereby amended such that on the Effective Date (as defined in Section 7 of this Amendment) the following new definition will be added thereto:

“Permitted Foreign Subsidiary Liens” means, with respect to any Indebtedness incurred by a Foreign Subsidiary pursuant to Section 5.08(c) hereof, Liens on the assets of such Foreign Subsidiary and Liens on the assets of any Foreign Subsidiary of such Foreign Subsidiary (other than Liens described in Section 5.09(d)(i) hereof); provided, however that for purposes of this definition and all other provisions of this Agreement, any Domestic Subsidiary of such Foreign Subsidiary will be deemed to be a “Foreign Subsidiary” of such Foreign Subsidiary so long as any of its assets are subject to Permitted Foreign Subsidiary Liens.

Section 3.    Amended Definition.    Section 1.01 of the Credit Agreement is hereby amended such that on the Effective Date the definition of “Permitted Foreign Subsidiary Loans and Investments” will be deleted and the following will be inserted in place thereof:

“Permitted Foreign Subsidiary Loans and Investments” means (a) any investment by a Foreign Subsidiary in, or loan from a Foreign Subsidiary to, another Company, (b) any investment by Borrower or a Guarantor of Payment in a Foreign Subsidiary made in the ordinary course of business, (c) any loan from Borrower or a Guarantor of Payment to a Foreign Subsidiary made in the ordinary course of business, and (d) any Indebtedness of a Foreign Subsidiary owing to another Person (other than a Company) incurred in the ordinary course of business, so long as the aggregate amount of all such loans, investments and Indebtedness (including the loans, investments and Indebtedness outstanding on the Closing Date) for all Companies pursuant to subparts (b), (c) and (d) above does not exceed, at any time, an amount equal to 30% of Consolidated Net Worth, based upon Borrower’s financial statements for the most recently completed fiscal quarter.

Section 4.    Amendment to Borrowing Covenant.    Section 5.08 of the Credit Agreement is hereby amended to add the following new subpart (j) thereto:

(j) Indebtedness set forth on Schedule 5.08 hereto, so long as the aggregate principal amount of such Indebtedness is not increased in excess of the amount outstanding on the Closing Date.

Section 5.    Amendment to Lien Covenant.    Subpart (d) of Section 5.09 of the Credit Agreement is hereby amended such that on the Effective Date it will be amended and restated as follows:

(d)    (i) purchase money Liens on fixed assets securing the loans pursuant to Section 5.08(c) hereof and capitalized leases, provided that such Lien is limited to the purchase price and only attaches to the property being acquired, and (ii) Permitted Foreign Subsidiary Liens, so long as the aggregate principal amount of all Indebtedness secured by Permitted Foreign Subsidiary Liens pursuant to this subpart (ii) does not exceed at any time an amount equal to 5% of the Consolidated Net Worth of Borrower for the most recently completed fiscal quarter.

Section 6.    Addition of Schedule 5.08.    The Credit Agreement is hereby amended to add a new Schedule 5.08 thereto in the form of Schedule 5.08 attached hereto.

Section 7.    Effective Date.    The amendments set forth in Sections 2, 3 and 5 of this Amendment will not be effective until the date (the “Effective Date”) that (i) Borrower has satisfied the conditions precedent set forth in Section 8 of this Amendment, and (ii) the acquisition described by Borrower to Agent and the Lenders in the materials dated March 26, 2003, has been completed on the terms described in such materials. Agent will notify Borrower and the Lenders in writing upon the occurrence of the Effective Date.

Section 8.    Conditions Precedent.    The amendments set forth in this Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a)    Borrower shall cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Amendment;

(b)    Borrower shall pay to each Lender executing this Amendment (regardless of whether the Effective Date occurs or not) a work fee in the amount of $3,000 and shall pay to Agent the fees agreed to between Borrower and Agent;

(c)    Borrower shall provide such other items and shall satisfy such other conditions as may be reasonably required by Agent and the Lenders; and

(d)    This Amendment has been executed by Borrower, Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to Agent.

Section 9.    Representations and Warranties.    Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) neither Borrower nor any Subsidiary has any claim or offset against, or defense or counterclaim to, any of Borrower’s or any Subsidiary’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

Section 10.    Credit Agreement Unaffected.    Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

Section 11.    Waiver.    Borrower and each Subsidiary, by signing below, hereby waives and releases Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower and any Subsidiary is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

Section 12.    Counterparts.     This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 13.    Governing Law.     The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

Section 14.     JURY TRIAL WAIVER.     BORROWER, AGENT, THE LENDERS AND EACH GUARANTOR HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS, EACH GUARANTOR, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STERIS CORPORATION

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

HARRIS TRUST AND SAVINGS BANK

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BANK ONE, NA

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title:

FIRSTMERIT BANK, N.A.

By:
Name:
Title:

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned (collectively, the “Guarantors” and, individually, each a “Guarantor”) consents and agrees to and acknowledges the terms of the Amendment No. 2 to Credit Agreement, dated as of April 2, 2003 (the “Amendment”). Each Guarantor specifically acknowledges the terms of and consents to the waivers set forth in the Amendment. Each Guarantor further agrees that its obligations pursuant to the Guaranty of Payment that it executed in connection with the Credit Agreement shall remain in full force and effect and be unaffected hereby.

Each Guarantor, by signing below, hereby waives and releases Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, offsets, defenses, and counterclaims of which any of the Guarantors are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS, THE GUARANTORS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, this Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Amendment.

MEDICAL & ENVIRONMENTAL DESIGNS, INC.
ECOMED, INC.
AMERICAN STERILIZER COMPANY
STERIS EUROPE, INC.
STERIS ASIA PACIFIC, INC.
STERIS INC.
HTD HOLDING CORP.
HSTD LLC
HAUSTED, INC.
ISOMEDIX INC.
ISOMEDIX OPERATIONS INC.

By:
Name:
Title:
of, and on behalf of, each of the above Guarantors

Schedule 5.08

Permitted Indebtedness

Isomedix Operations Inc.

1.	Indebtedness incurred in connection with the issuance of $3,000,000 Spartenburg County, South Carolina, Industrial Revenue Bonds, Series 1989 (Isomedix Operations, Inc. Project).

2.	Indebtedness incurred in connection with the issuance of $8,000,000 City of El Paso Industrial Development Authority, Incorporated, Variable Rate Demand Industrial Development Revenue Bonds, Series 1988 (Isomedix Operations, Inc. Project).